AGREEMENT OF LEASE
                           MADE AS OF MARCH 22ND, 1999
                                 BY AND BETWEEN
                        BOULEVARD PLAZA ASSOCIATES, L.P.
           13 East 16th Street, Suite #400, New York, New York 10003,
                            party of the first part,
                     (hereinafter referred to as "Landlord")

                                       and

                   STRUPP INVESTMENTS, LLC d/b/a SUCCESS, INC.
                    63 Ashland Road, Summit, New Jersey 07901
                            party of the second part,
                      (hereinafter referred to as "Tenant")


                                   WITNESSETH:

      Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, in the building presently located at:

                            1055 Parsippany Boulevard
                          Parsippany, New Jersey 07054

to be known as set forth in Article 32 hereof (hereinafter referred to as the "Building"), the following:

     2,773 gross rentable sq. ft. at $18.50 per square foot on the first (1st) floor, Suite #106 of the Building.

(which space is hereinafter referred to as "the Demised Premises" as shown on the plan or plans, initialed and/or signed by the parties hereto, marked "Exhibit A" (which plan or plans are hereby attached, or by reference thereto incorporated in this lease as "Exhibit A" as though physically attached hereto); for the term of:

     Three (3) years, beginning June 1st, 1999 and ending May 31st, 2002

(Plus, if the term hereof commences on a day other than the first day of a month, so many days as are necessary for the term to end on the last day of the month of the term). (Or until such term shall sooner cease and terminate as hereinafter provided), to commence on the date determined in the manner provided in Article 29 hereof, at a fixed rent at the annual rate of:

     June 1st, 1999 to May 31st, 2000; $32,800.50, payable at the rate of $2,733.38 per month in advance.

     June 1st, 2000 to May 31st, 2001; $32,800.50, payable at the rate of $2,733.38 per month in advance.

     June 1st, 2001 to May 31st, 2002; $32,800.50, payable at the rate of $2,733.38 per month in advance.

     Tenant shall also pay any  additional  rent as may be required  pursuant to
Article 28 hereof.

     Tenant agrees to pay said fixed annual rent in lawful money of the United States, in equal monthly installments in advance on the first day of each calendar month during said term, at the office of Landlord or such other place in the United States of America as Landlord may designate. Upon execution hereof, Tenant has paid to Landlord the first monthly installment of rent, receipt of which Landlord hereby acknowledges. Should the obligation to pay rent commence an any day other than on the first day of a month, then the fixed rent for the unexpired portion of such month shall be adjusted and prorated on a per diem basis.

     Tenant  shall have one (1) option to extend the Lease for a period of three
(3) years, provided Tenant notifies Landlord of its intention to exercise such option, in writing, at least six

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

(6) months prior to the expiration date of the Lease term then in effect. Fixed Rent for the first year of the Option Period shall be the then current Market Rent, which shall be determined in accordance with the procedure set forth hereinafter. Fixed Rent for each remaining year of the Option Period shall not increase over the Fixed Rent payable in the immediately preceding year.

Market Rent:

     The parties shall have thirty (30) days after Landlord receives Tenant's extension option notice in accordance herewith in which to agree on the Market Rent for the Extended Term. If the parties agree on the Market Rent during such thirty (30) day period, Landlord and Tenant shall execute an amendment to this Lease setting forth the Market Rent for the Extended Term.

     If the  parties  are unable to agree on the Market  Rent  within the thirty
(30)day period, then, within twenty (20)days after the expiration of that period, each party, at its cost and by giving notice to the other party, shall appoint a qualified M.A.I. real estate appraiser with at least 5 years' full-time commercial appraisal experience in the New Jersey metropolitan area to appraise and set the Market Rent for the Demised Premises. The Market Rent shall be based on new leases for comparable space in at least five (5) comparable buildings in the area in which the Demised Premises are located and based upon the Demised Premises as improved, whether such improvements were made by Landlord or Tenant. If five (5) comparables are not available, the appraiser shall use such other Market data as is relevant, with appropriate adjustments consistent with accepted appraisal practices. If a party does not appoint such an appraiser within the aforementioned period, the single appraiser appointed shall be the sole appraiser and shall set the Market Rent for the Demised Premises. The two appraisers appointed by the parties as stated in this paragraph shall meet promptly and attempt to establish the Market Rent for the Demised Premises. If they are unable to agree within twenty (20) days after the second appraiser has been appointed, they shall select a third appraiser meeting the qualifications stated in this paragraph, within ten (10) days after the last day the two appraisers are given to set the Market Rent. Each of the two parties shall bear one half (l/2) of the cost of appointing and paying the third appraiser. The third appraiser shall be a person who has not previously acted in any capacity for either party.

     Within thirty (30) days after the selection of the third appraiser, the third appraiser shall set the Market Rent for the Demised Premises.

     Fixed Rent for the month of July 1999 shall be reduced to 0 to give effect to a Rent Abatement. No part of the Rent Abatement shall be granted unless no default exists under the Lease.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

                                ARTICLE 1 - RENT
                                ----------------

          1.01 Tenant shall pay the Rent and Additional Rent as above and as hereinafter provided.

                             ARTICLE 2 - OCCUPANCY
                             ---------------------

          2.01 Tenant shall use and occupy the Demised Premises solely for office use.

                    ARTICLE 3 - ALTERATION AND INSTALLATIONS
                    ----------------------------------------

          3.01 In addition to the work contemplated by the provisions of Article 30 hereof, Tenant, with Landlord's consent only, may from time to time during the term of this Lease, make other than structural alterations, additions, substitutions and improvements in and to the Demised Premises as Tenant may reasonably deem necessary. Structural alterations, additions, substitutions, and improvements, which are excluded, are defined to include such items which materially affect the basic structure of the Building's skeleton, outer skin, or core, or any Building fixture, appurtenance, equipment or other Building item within said core, and shall also include all mechanicals, viz: heating, plumbing, electrical and air conditioning. Alterations, additions, installations, substitutions and improvements shall be at Tenant's expense. Tenant agrees that at least ten (10) days before commencing any work, Tenant will deliver to Landlord a copy of the plans covering said work as approved by the appropriate governmental department, if

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
such approval is required, and will do such work so as not to interfere with work of Landlord, such consent not to be unreasonably withheld. All such structural alterations, additions, substitutions and improvements shall be done by Landlord at Tenant's expense.

          3.02 In connection with Tenant's occupancy of the Demised Premises prior to the commencement of the term to prepare the space for Tenant's occupancy, if required, the Tenant shall receive without charge, water, heat, ventilation or cooling, during normal working hours to the extent only that such services are being supplied to Landlord's contractors and workmen in the Demised Premises at the time. Such work shall not interfere with the work of Landlord or its subcontractors in the completion of the Building.

          3.03 Any mechanics lien, filed against the Demised Premises or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be discharged by Tenant within thirty (30) days after filing or Tenant shall file an appropriate bond.

          3.04 All alterations, installations, additions and improvements made and installed by Landlord, shall become the property of Landlord and shall remain upon and be surrendered with the Demised Premises at the end of the term of this Lease. Carpeting in Demised Premises, whether furnished by Landlord or as a credit given by Landlord to Tenant, shall be property of Landlord. Tenant, except for daily vacuuming, shall be responsible for repair, maintenance and replacement of same and shall be returned to Landlord at end of Lease in good condition, reasonable wear and tear excepted.

          3.05 All alterations, installations, additions and improvements installed by Tenant, or at Tenant's expense, which are of a permanent nature and which cannot be removed without structural damage to the Demised Premises or Building, shall become the property of Landlord and shall remain upon and be surrendered with the Demised Premises at the end of the term of this Lease, except that Landlord shall have the right to serve notice upon Tenant that any of such alterations, installations, additions and improvements shall be removed and, in the event of service of such notice, Tenant will, at it cost and expenses, remove the same. Tenant shall repair any damage to the Demised Premises and carpeting made necessary by such removal.

          3.06 Where supplied by Tenant, the Tenant's furniture and trade fixtures shall remain property of Tenant. In case Tenant shall decide not to remove any part of such property, Tenant shall notify Landlord in writing not less than three (3) months prior to the expiration of the term of this Lease, specifying the items of property which it has decided not to remove. If, within thirty (30) days after the service of such notice, Landlord shall request Tenant to remove any of the said property, Tenant shall remove the same. As to such property which Landlord does not request Tenant to remove, the same shall be, if left by Tenant, deemed abandoned by Tenant and thereupon the same shall become the property of the Landlord.

          3.07 If any alterations, installations, additions, improvements or other property which Tenant shall have the right to remove or be requested by Landlord to remove are not removed on or prior to the expiration of the term of this Lease, Tenant shall be liable for and pay to Landlord an additional month's rent and Landlord shall have the right to remove said property and to dispose of the same without accountability to Tenant at the sole cost and expense of Tenant. In case of any damage to the Demised Premises or the Building resulting from the removal of the property, Tenant shall repair such damage or, in default thereof, shall reimburse Landlord for Landlord's cost in repair of such damage.

          3.08 Tenant shall keep records of Tenant's alterations, installations, additions and improvements, and the cost thereof. Tenant shall, within 45 days after demand by Landlord, furnish to Landlord copies of same if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Building, or otherwise.

                              ARTICLE 4 - REPAIRS
                              -------------------

          4.01 Tenant shall, at its sole cost and expense, make such repairs to the Demised Premises and appurtenances necessitated by the negligence of Tenant, or by the use of the Demised Premises in a manner contrary to the purposes for which same is leased to Tenant, as and when needed to preserve them in good working order and condition. All damage or injury to the Demised Premises, or building, and to its fixtures, appurtenances and equipment caused by

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs, restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restorations, or replacement, same may be made by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within 15 days after rendition of a bill therefor.

          4.02 Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law.

          4.03 Business machines and mechanical equipment belonging to Landlord or to Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space to such a degree as to be objectionable to Landlord or to any other Tenants in the Building shall be placed and maintained by the party owning or leasing the machines or equipment at such party's expense in settings of cork, rubber, or spring type vibration eliminators sufficient to absorb and prevent such vibration or noise. The parties hereto recognize that the operation of elevators, air conditioning and heating equipment will cause vibration, noise, heat or cold which may be transmitted to other parts of the Building and Demised Premises.

          Landlord agrees to include the provisions of this Section 4.03 in every lease made for space in the Building.

          4.04 There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions, or improvements in or to any portion of the Building or the Demised Premises or in or to fixtures, appurtenances or equipment thereof. Landlord agrees to use its best efforts to do any work in such a manner as not materially to interfere with or impair Tenant's use and enjoyment of the Demised Premises.

          4.05 Landlord will make structural repairs necessary or desirable to keep the building in which the Demised Premises are a part in good order and will maintain the exterior of the Building and the mechanicals in the Demised Premises, viz: heating, air conditioning, electrical, plumbing units. Tenant shall take good care of the interior of the Demised Premises, and at its expense make all repairs to the interior of the Demised Premises, carpeting and fixtures and at the end of the Lease return the Demised Premises to Landlord in good condition, reasonable wear and tear excepted.

                ARTICLE 5 - REQUIREMENTS OF LAW; FIRE INSURANCE
                -----------------------------------------------

          5.01 Tenant, at its expense, shall comply with all laws, orders and regulations of Federal, State, County and Municipal authorities, and with any direction of any public officer or officers, pursuant to law. Landlord agrees, at its expense, to comply with all such laws, orders, regulations, and directions, other than those with which Tenant is required hereunder to comply.

          5.02 Tenant shall not do or permit to be done any act or thing upon said premises, which will invalidate or be in conflict with New Jersey Standard fire insurance policies covering the Building, and fixtures and property therein, or which would increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be; the Tenant shall neither do nor permit to be done any act or thing upon said premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises; but nothing in this Section 5.02 shall limit or restrict Tenant's use of the Demised Premises for the purposes stated in Article 2 hereof or subject Tenant to any liability by reason of its proper use of the Demised Premises for such purposes.

          5.03 If, as a result of any act or omission by Tenant in violation of this Lease, or as a result of Tenant's occupancy, the rate of fire insurance applicable to the Building shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's fire insurance premiums so caused: such reimbursement to be

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
additional rent payable upon the first day of the month following any outlay by Landlord for such increased fire insurance premiums. A schedule, or "make up" of rate for the Building or Demised Premises issued by the body making fire insurance rates for said premises, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rate than applicable to said premises.

          5.04 Tenant shall, at its sole cost and expense, obtain and at all times during the term maintain with responsible insurance carriers acceptable to Landlord, insurance covering the Demised Premises for the mutual benefit of the Landlord and Tenant as follows:

               (1) Fire insurance with broad form extended coverage endorsement from time to time available, for an amount not less than the full replacement value of Tenant's improvements and Tenant's personal property located in the Demised Premises. "Full replacement value" shall be determined at the request of the Landlord by an architect, appraiser, appraisal company or one of the insurer's selected by Landlord and paid for by Tenant, but such determination shall not be required to be made more frequently than once every two (2) years. No omission on the part of Landlord to request any such determination shall relieve Tenant of any of its obligations under this Article.

               (2) Comprehensive general liability insurance, with such limits as may be reasonably required by Landlord from time to time, but not less than a combined single limit of $1,500,000.00.

               (3) All required insurance policies shall name Landlord as an additional insured or loss payee, as the case may be, and shall include a provision that they shall not be canceled without thirty (30) days' prior written notice to Landlord. Tenant shall deliver copies of all required insurance policies or certificates evidencing such coverage prior to the commencement date and renewal policies prior to the expiration of the existing policies together with evidence of the payment of premiums therefore.

               (4) Tenant can only deliver to or remove from the Demised Premises any freight, furniture, business equipment, merchandise and bulky matter of any description, on the freight elevators and/or through the service entrances and corridors of the Building and only during the hours and in the manner approved by Owner from time to time. Tenant can only be permitted to deliver to or remove from the Demised Premises any of the items described in this article after Tenant has given Owner three (3) days prior written notice of Tenant's intention to make such delivery or removal, and provides Owners with written evidence that such delivery or removal is being made by an individual or an entity who possesses general liability and workers compensation insurance or other insurance as may be required by Owner in an amount which Owner deems is sufficient.

                           ARTICLE 6 - SUBORDINATION
                           -------------------------

          6.01 This Lease is subject and is hereby subordinated to all present or future mortgages, deeds of trust and other encumbrances affecting the Demised Premises or the property of which said premises are a part,. and to all renewals, modifications, consolidations, replacements, and extensions thereof.

          6.02 The provisions of this Article 6 shall be self-operative and no further instrument of subordination shall ,be required by the holder of any interest to which this Lease is subordinate. Each party agrees, whenever requested to do so upon reasonable notice to it by the other, to execute such instruments confirmatory of the provisions of this Article 6 as the party requesting the same may require.

                ARTICLE 7 - PROPERTY LOSS, DAMAGE, REIMBURSEMENT
                ------------------------------------------------

          7.01 Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building, or from the pipes, appliances or plumbing work or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees.

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

          7.02 Tenant shall reimburse Landlord for all expenses, damages or fines incurred or suffered by Landlord, and for which Landlord has not been or will not be reimbursed by insurance, by, reason of any breach, violations or non-performance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease.

          7.03 Tenant shall give Landlord notice in case of fire or accidents in the Demised Premises promptly after Tenant is aware of such event.

          7.04 (a) Landlord covenants that throughout the term of this Lease it shall keep the Building and the fixtures, appurtenances and equipment therein (except Tenant's property as specified in Section 3.06) insured in the name and for the benefit of Landlord and the mortgagee or mortgagees of the fee simple, if any, as their interest shall appear, against all risks normally insured against in the usual fire and extended coverage policies written in New Jersey. Landlord also agrees that, if obtainable, it will include in its fire insurance policies appropriate clauses pursuant to which the insurance companies (1) waive all right of subrogation against Tenant with respect to losses payable under such policies, and/or (2) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all rights of recovery against any party for losses covered by such policies. If Landlord at any time is unable to obtain in said policies either of the clauses described in the preceding sentence, Landlord shall if possible, have Tenant named in such policies as one of the assureds, but should any additional premiums be exacted for such clause or clauses or naming, Landlord shall be released from the obligation hereby imposed unless Tenant shall agree to pay such additional premium. If Tenant shall be named as one of the assureds in accordance with the foregoing, Tenant agrees to endorse promptly to the order of Landlord, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Tenant does hereby irrevocably waive any and all rights in and to such proceeds and payments. Tenant shall not have the right to participate in the settlement of any claims for losses under any policies in which Tenant is named as an assured, pursuant to the foregoing provisions.

               (b) Tenant agrees to include, if obtainable, in its fire insurance policy or policies on its furniture, furnishing, fixtures and other property removable by Tenant under the provisions of its lease of space in the Building, appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. If Tenant is unable to obtain in such policy or policies either of the clauses described in the preceding sentence, Tenant shall if possible have Landlord named in such policy or policies as one of the assureds, but should any additional premium be exacted for any such clause or clauses or naming, Tenant shall be released from the obligation hereby imposed unless Landlord or the other tenants shall agree to pay such additional premium. If Landlord shall be named as one of the assureds in accordance with the foregoing, Landlord agrees to endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Landlord does hereby irrevocably waive any and all rights in and to such proceeds and payments. Landlord or the other tenants shall not have the right to participate in the settlement of any claims for losses under any policies in which Landlord is named as an assured, pursuant to the foregoing provisions.

          Landlord agrees to use its best efforts to include the provisions of this Section 7.04 (b) in every lease made for space in the Building.

               (c) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all rights of recovery which it might otherwise have against Landlord, its servants, and employees, and against every other tenant in the Building who shall have executed a similar waiver as set forth in this

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

Section 7.04 (c) for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

               (d) Landlord and Tenant hereby agree to advise the other promptly as to the language of the clauses included in their respective insurance policies pursuant to subparagraphs (a) and (b) above and if such clauses cannot be obtained to furnish the other with a certificate or copy of such policies showing the name of the other as one of the assureds. Landlord and Tenant hereby agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses or naming. All such policies shall, to the extent obtained, contain agreements by the insurers that such policies shall not be canceled without at least ten (10) day's notice to both Landlord and Tenant. All such policies which name both Landlord and Tenant as assureds shall, to the extent obtainable, contain agreements by the insurers to the effect that no act or omission of any named assureds will invalidate the policy as to the named assureds.

                  ARTICLE 8 - DESTRUCTION; FIRE OR OTHER CAUSE
                  --------------------------------------------

          8.01 If the Building shall be partially damaged or destroyed or if the Demised Premises shall be partially or totally damaged or destroyed by fire, casualty or other cause, then, whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its servants, employees, agents, visitors or licensees (and if this Lease shall not have been canceled as in this Article hereinafter provided), Landlord will repair the damage, and restore, replace, and rebuild the Building and the Demised Premises at its expenses, with reasonable dispatch and continuity after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any installation made by Tenant not required hereunder to be covered by Landlord's insurance. If the Demised Premises shall be partially damaged or partially destroyed, the rent and additional rent payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable or unfit for Tenant's use and Tenant does not occupy such damaged or destroyed part of the premises on other than an emergency basis for the period from the date of such damage or destruction to the date that the damage shall be repaired or restored. If the Demised Premises or a major part thereof shall be totally, or substantially totally, damaged or destroyed or substantially completely, untenantable on account of fire, casualty or other cause, the rent and additional rent shall completely abate as of the date of the damage or destruction and until Landlord shall repair, restore, replace and rebuild the Demised Premises; provided, however, that should Tenant reoccupy a portion of the Demised Premises for the purpose of conducting business during the period the restoration work is taking place and prior to the date that the same is made completely tenantable, rent and additional rent shall be apportioned and payable by Tenant in proportion to the part of the Demised Premises occupied by it.

          8.02 If the Building shall be so damaged that Landlord shall decide to demolish or not to rebuild it, then in either of such events, Landlord shall within sixty (60)days after such fire or other casualty, give Tenant a notice in writing of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the thirtieth day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Landlord.

          8.03 In the event of the termination of this Lease pursuant to provisions of this Article, this Lease shall expire as fully and completely on the date fixed in such notice of termination as if that were the date definitely fixed for the expiration of this Lease, but the rent and additional rent shall be apportioned and shall be paid up to and including the date of such damage or destruction, and any period rent or prepaid additional rent be refunded to Tenant.

          8.04 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's occupancy.

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

                           ARTICLE 9 - EMINENT DOMAIN
                           --------------------------

          9.01 In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title (hereinafter referred to as the "date of taking"), and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease, and the rent and additional rent shall be apportioned as of such date.

          9.02 In the event that any part of the Demised Premises shall be so condemned or taken, then this Lease shall be and remain unaffected by such condemnation or taking, except that the rent and additional rent allocable to the part so taken shall be apportioned as of the date of taking, provided, however, that Tenant may elect to cancel this Lease in the event the remaining area shall not be sufficient in the reasonable judgment of tenant to enable Tenant to continue the operation of its business therein, or if more than twenty-five (25%) percent of the Demised Premises should be so condemned or taken, provided such notice of election is given by Tenant to Landlord not later than thirty (30) days after the date when title shall vest in the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the day of such notice and the rent and additional rent shall be apportioned as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Demised Premises, the rent and additional rent shall be diminished by an amount representing the part of said rent and additional rent properly applicable to the portion or portions of the Demised Premises which may be so condemned or taken. If as a result of the partial taking (and this Lease continuing in force as to the part of the Demised Premises not so taken), any part of the Demised Premises not taken is damaged Landlord agrees with reasonable promptness to commence the work necessary to restore the damaged portion to the condition existing immediately prior to the taking, and prosecute the same with reasonable diligence to its completion. In the event Landlord disputes the reasonableness of Tenant's judgment in determining whether the remaining area is sufficient to enable Tenant to continue the operation of its business therein or in the event Landlord and Tenant are unable to agree as to the amount by which the rent and additional rent shall be diminished, the matter shall be determined by arbitration in accordance with the provisions of Article 31 of this Lease.

          9.03 Nothing hereinabove provided shall preclude Tenant from appearing, claiming, proving and receiving in the condemnation proceeding, Tenant's moving expenses, the value of Tenant's fixtures, or Tenant's alteration, installations, and improvements which do not become part of the Building, or property of Landlord.

          9.04 In the event that only a part of the Demised Premises shall be so taken and Tenant shall not have elected to cancel this Lease as above provided, the entire award for a partial taking shall be paid to Landlord and, at Landlord's own expense, shall to the extent of the net proceeds (after deducting reasonable expenses including attorneys' and appraisers' fees) of the award restore the unaffected part of the Building to substantially the same condition and tenantability as existed prior to the taking, including all of Tenant's alterations which shall have become part of the Building or the property of Landlord. Until said unaffected portion is restored, Tenant shall be entitled to a proportionate abatement of rent for that portion of the premises which is being restored and is not usable until the completion of the restoration or until the said portion of the premises is used by Tenant, whichever occurs sooner. Said unaffected portion shall be restored within a reasonable time but not more than six (6) months after the taking, provided, however, if Landlord is delayed by strike, lockout, the elements, or other causes beyond Landlord's control, the time for completion shall be extended for a period equivalent to the delay. Should Landlord fail to complete the restoration within the said six
(6) months or the time as extended, tenant may elect to cancel this Lease and the term hereby granted in the manner and with the same results as set forth in the next two sentences of this Section 9.04. If such partial taking shall occur in the last two years of the term hereby granted, either party, irrespective of the area of the space remaining, may elect to cancel this Lease and the term hereby granted, provided such party shall, within thirty (30) days after such taking, give notice to that effect, and upon the giving of such notice, the rent shall be apportioned and paid to the date of expiration of the term specified and this Lease and the term hereby granted shall cease, expire and come to an end upon the expiration of said thirty days specified in said notice. If either party shall so elect to end this Lease and the term hereby granted, Landlord need not restore any part of the Demised Premises and the entire award for partial condemnation shall be

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
paid to Landlord, and Tenant shall have no claim to any part thereof, except as to the items set forth in Section 9.03 where same are applicable.

                         ARTICLE 10 - ASSIGNMENT, ETC.
                         -----------------------------

          10.01 Tenant, and its successors and assigns, will not sell, assign, mortgage or transfer this Lease or sublease all or any part of the Demised Premises without Landlord's prior written consent, which consent shall not be deemed to be unreasonably withheld if Landlord withholds such consent for any one or more of the following reasons:

               (1) The reputation or financial responsibility of the proposed assignee or subtenant is not reasonably satisfactory to the Landlord;

               (2) The nature or character of the business of the proposed assignee or subtenant is not consistent with that of the other tenants in the Building;

               (3) The intended use by the proposed assignee or subtenant is the same as or similar to any business as to which Landlord has granted to any other tenant or occupant of the Building the exclusive right to conduct such business in the Building (provided such exclusive right is then in effect).

          Any request by Tenant for Landlord's consent to a proposed assignment of this Lease or a subletting of all or any portion of the Demised Premises shall be in writing and shall set forth the proposed assignee's or subtenant's name, address, nature or character of business, and a current financial statement or other satisfactory evidence of financial responsibility commensurate with the responsibilities to be undertaken by such proposed assignee or subtenant, and the terms and conditions of the proposed assignment or subletting. Landlord will grant or refuse consent within thirty (30) days after receipt of such request. If the Tenant desires to sublet or assign this Lease, the Landlord shall have the sole option and right to cancel this Lease after negotiating directly with the assignee or sublessee. In such case a written lease is actually entered into between Landlord and such assignee or sub-tenant, for the Demised Premises, than this Lease shall be at an end without further liability between the parties hereto. Tenant will vacate premises at least one month in advance of the proposed subletting or assignment. Nothing contained herein shall be deemed an obligation on the part of the Landlord to negotiate or enter into such new lease.

          10.02 Each assignee shall assume and be deemed to have assumed this Lease and shall be and remain jointly and severally liable with Tenant for the payment of rent and additional rent and for the due performance of all terms, covenants, conditions and agreements herein contained on Tenant's part to be performed.

          10.03 No assignment shall be binding upon Landlord unless the assignee or Tenant shall deliver to landlord an instrument in recordable form which contains a covenant of assumption by the assignee, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee for its liability as set forth herein.

          10.04 Any consent to any sale, assignment, mortgage, transfer or subletting which may be given by Landlord, shall not constitute a waiver by Landlord of the provisions of this Article 10, or a release of Tenant from the full performance by it of the covenants on the part of Tenant herein contained.

          10.05 Any violation of any provision of this Lease by any assignee or sublessee shall be deemed a violation of such provision by Tenant.

          10.06 If the Lease be assigned, whether or not in violation of the provisions of this Lease, Landlord may and is hereby empowered to collect rent from the assignee. If the Demised Premises shall be sublet or occupied by anybody other than Tenant, then in the event of Tenant's default, Landlord may and is hereby empowered, at any time from and after the date, to institute summary dispossess proceedings to recover possess, ion under the provisions of this Lease, to collect rent from the subtenants or other occupants so long as such default or any other default shall continue. In either of such events, Landlord shall apply the net amount received by it, to the rent, Additional Rent and other payments herein reserved or provided for, and no such collection shall be deemed a release of Tenant from the further performance of the covenants herein contained on the part of the Tenant.

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

          10.07 Landlord's consent to any assignment of this Lease or to the Subletting of the Demised Premises, or the assignment of this Lease or the subletting of the Demised Premises in any case where landlord's consent is not required, or any action taken by Landlord under Section 10.06 above, shall not release Tenant from its liability for the performance of this Lease. Landlord shall notify Tenant of any default by any assignee in the performance of the terms of this Lease, and give Tenant the same opportunity to cure said default as Tenant in possession shall be entitled to receive under this lease.

          10.08 If Tenant should sublet all or a portion of the Demised Premises for a rental in excess of the sum of annual rental stipulated herein and Additional Rent arising hereunder, then Tenant shall pay such excess amount to Owner Bs Additional Rent. In computing such excess amount, appropriate pro-rata adjustments shall be made with respect to a subletting of less than all of the Demised Premises..

                    ARTICLE 11 - ACCESS TO DEMISED PREMISES
                    ---------------------------------------

          11.01 Tenant shall permit Landlord reasonably to erect, use and maintain pipes, ducts and conduits in and through the Demised Premises , provided the same are installed adjacent to or concealed behind walls and ceilings of the Demised Premises and are installed at such methods and at such locations as will not materially interfere with or impair Tenant's layout or use of the Demised Premises, Landlord shall exercise reasonable diligence so as to minimize the disturbance.

          11.02 Landlord may, during the six (6) months prior to the expiration of the term of this Lease, exhibit the Demised Premises to prospective tenants, but no notice of "To Let" or "For Sale" or the like shall be placed in or about the Demised Premises at any time.

          11.03 Tenant reserves the right to require that Landlord or any representative, agent or employee of Landlord shall be accompanied while examining the Demised Premises by a representative, agent or employee of Tenant and Tenant agrees promptly to furnish such agent, representative or employee upon request.

          11.04 If Tenant shall not be personally present to open and permit an entry into the Demised Premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or other emergency, Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor and without in any manner affecting the obligations and covenants of this Lease.

                     ARTICLE 12 - CERTIFICATE OF OCCUPANCY
                     -------------------------------------

          12.01 Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy issued for the Building. Landlord represents and warrants that the certificate of occupancy for the Building will permit the use of the Demised Premises for the purposes specified in this Lease. Landlord will make no changes in the Building which would result in a change in the certificate of occupancy thereby preventing Tenant from using the Demised Premises for the purposes specified in this Lease.

                            ARTICLE 13 - BANKRUPTCY
                            -----------------------

          13.01 Subject to the provisions of Section 13.03, if at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute, either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement which creditors, this Lease shall ipso facto be canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession of the Demised Premises and Landlord, in addition to the other rights and remedies given by Section
1.3.04 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others on behalf of Tenant upon the execution hereof.

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

          13.02 Subject to the provisions of Section 13.03, if at the date fixed as the commencement of the term of this Lease, or if at any time during the term hereby demised, there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy of insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefits of creditors, or petitions for or enters into an arrangement with creditors, Landlord may at Landlord's option, serve upon Tenant or any such trustee, receiver, or assignee, a notice in writing stating that this Lease and the term hereby granted shall cease and expire on the date specified in said notice, which date shall be not less than. ten days after the serving of said notice, and this Lease and the term hereof shall then expire on the date so specified as if that date had originally been fixed in this Lease as the expiration date of the term herein granted. Thereupon, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Demised Premises, but shall forthwith quit and surrender the Demises Premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others on behalf of Tenant.

          13.03 In the  event,  that at any times  mentioned  in either  Section
13.01 or 13.02, there shall be instituted against Tenant an involuntary proceeding for bankruptcy, insolvency, reorganization or any other relief described in Section 13.01 or 13.02, Tenant shall have ninety (90) days in which to vacate or stay the same before this Lease shall terminate or before Landlord shall have any right to terminate this Lease, provided the rent and additional rent then in arrears, if any, are paid within fifteen (15)days after the institution of such proceeding, and further provided that the rent and additional rent which shall thereafter become due and payable are paid when due, and Tenant shall not otherwise be in default in the performance of the terms and covenants of this Lease.

          13.04 In the  event  of the  termination  of this  Lease  pursuant  to
Section 13.01, 13.02, or 13.03 hereof, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Demised Premises for the same period, if lower than the rent reserved at the time of termination. If such premises or any part thereof be re-let by Landlord for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon re-letting, shall be prima facie the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proven, whether or not such amount be greater, equal to, or less than the amount of the. difference referred to above.

                              ARTICLE 14 - DEFAULT
                              --------------------

          14.01 Except for non-payment of rent, if Tenant defaults fulfilling any of the covenants of this Lease, or if the Demised Premises become vacant or deserted, then, in any one or more of such events, upon Landlord serving a written 10 days' notice upon Tenant specifying the nature of said default and upon the expiration of said 10 days, if Tenant shall have failed to comply with or remedy such default, then at the option of Landlord, the Lease shall be at end and Tenant shall quit and surrender premises but Tenant shall remain liable as provided for herein.

          14.02 If the-notices provided for in Section 14.01 hereof shall have been given, and the term shall expire as aforesaid, or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein provided or any part of either or in malting any other payment herein provided for, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Demised Premises shall be occupied by someone other than Tenant, then in any of such events Landlord may, without notice, re-enter the Demised Premises either by force or otherwise, and dispossess Tenant, the legal representatives of Tenant or other occupant of the Demised Premises, by summary proceedings or otherwise and

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

          14.03 Notwithstanding any expiration or termination prior to the Lease expiration date as set forth in this Article 14, Tenant's obligation to pay any and all rent and additional rent under this Lease shall continue to and cover all periods up to the date provided in this Lease for the expiration of the term hereof.

          14.04 Notwithstanding the provisions of Section 14.01 hereof, Tenant, at its own cost and 'expense, in its name and/or (wherever necessary) Landlord's name, may contest, in any manner permitted by law (including appeals to a court, or governmental department or authority having jurisdiction in the matter), the validity or the enforcement of any governmental act, regulation or directive with which Tenant is required to comply pursuant to this Lease, and may defer compliance therewith provided that:

               (a) Such non-compliance shall not subject Landlord to criminal prosecution or subject the land and/or Building to lien or sale;

               (b) Such non-compliance shall not be in violation of any mortgage thereon;

               (c) Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility, or other security satisfactory to Landlord, indemnifying and protecting Landlord against any loss injury by reason of such non-compliance; and

               (d) Tenant shall promptly and diligently prosecute such contest.

     Landlord, without expense or liability to it, shall cooperate with Tenant and execute any documents or pleadings required for such purpose, provided that Landlord shall reasonably be satisfied that the facts set forth in any such documents or pleadings are accurate.

            ARTICLE 15 - REMEDIES OF LANDLORD; WAIVER OF REDEMPTION
            -------------------------------------------------------

          15.01 In case of any such re-entry, expiration and/or dispossess by summary proceedings of otherwise, as set forth sin Article 14 hereof, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, reasonable attorneys, fees, brokerage, and/or putting the Demised Premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or (c) Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to re-let the premises or any part of parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, reasonable attorneys, fees, brokerage and for keeping the Demised Premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Demises Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the Demised Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord agrees, however, to use reasonable efforts to re-let the Demised Premises and agree that in no event will it unreasonably refuse to re-let to any person. In no event shall Landlord be expected to make any effort to relet the Demised Premises if there is in the Building comparable space which is vacant or will be vacant within one year from the

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
date of repossession of the Demised Premises. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises or in the event that the Demised Premises are re-let for failure to collect the rent thereof under such reletting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as a result of re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity.

          15.02 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

                         ARTICLE 16 - FEES AND EXPENSES
                         ------------------------------

          16.01 If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case only provided that Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, attorneys, fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five days of rendition of a bill to tenant thereof.

                  ARTICLE 17 - NO REPRESENTATIONS BY LANDLORD
                  -------------------------------------------

          17.01 Landlord or Landlord's agent have made no representations or promises with respect to the said Building or Demised Premises except as herein expressly set forth.

                            ARTICLE 18 - END OF TERM
                            ------------------------

          18.01 Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and tear and damage by fire, the elements or other casualty excepted, and Tenant shall remove all of its property as herein provided. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

                          ARTICLE 19 - QUIET ENJOYMENT
                          ----------------------------

          19.01 Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease and to the ground leases, underlying leases and mortgages hereinbefore mentioned, provided the non-disturbance agreements hereinabove provided for are executed and delivered to Tenant.

                            ARTICLE 20 - DEFINITIONS
                            ------------------------

          20.01 The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building), so that in the event of any transfer of title to said land and Building or said lease, or in the event of a lease of the Building, or of the land and Building, upon notification to Tenant of such transfer or lease the said transferor Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder thereafter accruing, and it shall be deemed and construed as a covenant: running with the land without further agreement between the parties or their successors in interest or said lease, or the said lessee of the Building, or of the land and Building that the transferee or the lessee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

          20.02 The words "re-enter", and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

          20.03 The term "business days,, as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State of New Jersey or Federal Government as legal holidays, except such Saturdays, Sundays and legal holidays when New Jersey banks or the New York Stock Exchange are open for business.

                               ARTICLE 21 - FOOD
                               -----------------

          21.01 Tenant shall not cook, prepare or serve food in the Demised Premises.

                       ARTICLE 22 --RULES AND REGULATIONS
                       ----------------------------------

          22.01 Tenant and Tenant's servants, employees and agents shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit B attached hereto and made part hereof entitled "Rules and Regulations,, and such other and further reasonable Rules and Regulations as Landlord or. Landlord, s agents may from time to time adopt provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable written notice of any additional Rules and Regulations shall be given to Tenant. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within 30 days after written notice to Tenant of the adoption. of any such additional Rule or Regulation. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other Lease, against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. However, if Tenant notifies Landlord that another tenant in the Building is violating the Rules and Regulations, and that such violation materially interferes with Tenant's use and enjoyment of the Demised Premises, and requests Landlord to require such other tenant to discontinue such violations if necessary to commence legal proceedings to compel the same, Landlord agrees to take such action and if necessary commence such legal proceedings against such other tenant, provided that Tenant agrees in writing at the time of making such request to indemnify and save harmless Landlord from any costs, legal fees and disbursements and for any claims for damages if Landlord shall be unsuccessful in such legal proceedings.

          Landlord shall not unreasonably withhold from Tenant approval provided for in the Rules and Regulations and shall exercise its judgment in good faith.

                             ARTICLE 23 - NO WAIVER
                             ----------------------

          23.01 No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or Landlord's agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations set forth herein, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against Tenant and/or any other tenant in tile Building shall not be deemed a waiver of such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payments of Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompany any check or payment as rent be deemed an accord and

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such or pursue any other remedy in this Lease provided.

          23.02 This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                      ARTICLE 24 - WAIVER OF TRIAL BY JURY
                      ------------------------------------

          24.01 Landlord and Tenant do hereby waive trial by jury in action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose and does hereby waive the right to interpose any defense (other than payment of rent).

                       ARTICLE 25 - INABILITY TO PERFORM
                       ---------------------------------

          25.01 If, by reason of (1) strike, (2) labor troubles, (3) government preemption in connection with a national emergency, (4) any rule, order or regulation of any governmental agency, (5) conditions of supply or demand which are affected by war or other nations, state or municipal emergency, or (6) other cause beyond Landlord's control, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall in no wise be affected, impaired or excused, provided however, that as soon as Landlord shall learn of the happening of any of the foregoing conditions, Landlord shall promptly notify Tenant of such event and, if ascertainable, its estimated duration, and will proceed promptly and diligently with the fulfillment of its obligations as soon as reasonably possible.

                              ARTICLE 26 - NOTICES
                              --------------------

          26.01 Any notice or demand, consent, approval or disapproval required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing. Unless otherwise required by such law or regulation such notice or demand shall be given, and shall be deemed to have been served and given by Landlord and received by Tenant, when Landlord shall have deposited such notice or demand by registered mail enclosed in a securely closed post-paid wrapper, in a United States government general or branch post office, addressed to Tenant, at the address set forth after Tenant's name and Landlord's name on Page 1 of this Lease. Either party may, by notice as aforesaid, designate a different address or addressee for notices, demands, consents, approvals disapprovals.

                   ARTICLE 27 - SERVICES PROVIDED BY LANDLORD
                   ------------------------------------------

          The provisions of this Article 27 are separate and distinct from the provisions of Article 30 hereof and are not intended to be elated to or affected by such provisions in any manner whatsoever.

          27.01 Landlord shall provide necessary elevator facilities on business days from 8:00 AM to 6:00 PM and on Saturdays from 8: 00 AM to 12:00 PM

          27.02 Landlord shall cause the space in the Demised Premises to be kept clean in accordance with the standards set forth in Exhibit C attached hereto and made a part hereof entitled "Cleaning Schedule." Landlord will furnish cleaning services for the public areas in the said building as hereinafter set forth.

          27.03 (a) Landlord will furnish all electrical including air conditioning and heat and will use all reasonable care to keep the same in proper and efficient operating condition during the hours of 8:00 AM to 6:00 PM on business days and 8:00 AM to 1:00 PM on Saturdays,

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

               (b) Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of said air conditioning system.

               (c) In the event that repairs or alterations to the electrical system of the Building or the Demised Premises are necessary, is determined by the Landlord in its sole discretion, the said Tenant agrees that in such case the Landlord shall have access to the Demised remises for such purpose. Overtime use of electric shall be billed monthly to Tenant as Additional Rent at the rate of $25.00 per hour for each 1,000 gross square feet occupied by the Tenant.

          27.04 Subject to the provisions of Section 25.01, Landlord reserves the right to stop service on the air conditioning, elevator, plumbing and electric systems when necessary by reason of accident or emergency, or repairs, alterations, replacements, or improvements, provided that except in case of emergency, Landlord will notify Tenant in writing.

          27.05

          27.06 Subject at all times to the consent of the Landlord, in the event Tenant shall employ any contractor to do in the Demised Premises work permitted by Section 23.01 or any other provision of this Lease, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes. Landlord agrees that such contractor or subcontractor shall have reasonable use of the Building facilities. Tenant will inform Landlord in writing of the names of any contractor. Any such contractor or subcontractor shall furnish Landlord with Certificates of Liability and Workmen's Compensation Insurance, in a form satisfactory to Landlord, prior to commencing any work in the Demised Premises or Building.

          27.07 Landlord will not be required to furnish any other services, including but not limited to window or other cleaning services except as otherwise provided in this Article 27, and the cleaning specifications as set forth in Exhibit C hereof.

          27.08 Landlord shall manage and maintain the Building as a first class office building. Tenant and its employees shall occupy and use the Demised Premises in a manner befitting such building.

                            ARTICLE 28 - ESCALATIONS
                            ------------------------

          28.01 Escalations shall occur as hereinafter set forth.

               (a) The term "real estate taxes,, shall mean all taxes and assessments levied, assessed or imposed at any time by any governmental authority upon or against the land and/or Building of which -he Demised Premises form a part, and also any tax or assessment levied, assessed or imposed at any time by any government authority in connection with the ownership, receipt of income of rents from said land and/or building to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments upon or against said land and/or Building computed as if Landlord owned or operated no property other than the land and Building of which the Demised Premises are a part.

               (b) Whereas a substitute or additional form of taxation of real property is presently under consideration in the State of New Jersey, as mandated or to be enacted or mandated by the Supreme Court of New Jersey and/or the Legislature of the State of New Jersey, it is agreed that "real estate taxes" shall also mean any additional, substituted or modifications of the present method of assessment or taxation of real property in the State of New Jersey and therefore any such substitution, addition or imposition of real property taxes imposed against the Demised Premises, separately or in conjunction with the taxes assessed by the municipality in which the land and Building is located, shall also be deemed "real estate taxes" for the purpose of this Agreement. In case of reduction in "real estate taxes,, which results in payment of taxes or otherwise below the amount payable in the "Base Year", such lesser assessments, obligation or otherwise shall not entitle tenant to a reduction in rental.

               (c) The Base Year shall be the year of 1999.

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

               (d) in the event that the "real estate taxes,, as defined herein payable during any calendar year commencing with the calendar year immediately following the Base Year shall exceed the amount of such "real____. The
Percentage of the excess shall be due from Tenant to Landlord, and such additional rent shall be payable by Tenant to Landlord within thirty (30) days after receipt of the aforesaid statement.

               (e) The Percentage of increase shall be two point one (2.1%) percent of any increase in excess of the "real estate taxes" over the Base Year.

               (f) Landlord will pay all installments or real property taxes and assessments to the real property. Tenant will pay all installments of personal property taxes assessed against any of Tenant's personal property located in the leased premises. "Real Estate Taxes" is defined herein, shall include such sums to be paid by the Landlord to :he Municipality in which the land and premises are located, plus any additional tax by the State of New Jersey or any subdivision thereof or the Federal Government in substitution of or in addition to the present tax on real estate by the Municipality in which the Building of which the premised Premises are a part is located.

          28.02 Operating Expenses. In the event Landlord's Building operating costs, including facade maintenance, exterior painting, costs of services governmental or private, utilities and insurance, during any calendar year following the Base Year shall exceed the cost incurred by Landlord during the Base Year, Tenant shall pay to Landlord as additional rent for such calendar year an amount equal to the Percentage of the excess, on or before July 1st, subsequent to the calendar year following the Base Year and on or before the July 1st, of each calendar year hereafter. Landlord shall furnish to Tenant a statement of the increase in cost for the preceding calendar year and the Base, Year. If the cost or same for such preceding calendar year exceeds the cost during the Base Year, additional rent for such preceding calendar year in an amount equal to The Percentage of the excess shall be due from Tenant to Landlord, and such additional rent shall be payable by Tenant to Landlord within thirty (30) days after receipt of the aforesaid statement. The aforesaid statement of Landlord's Operating Costs shall be deemed final and conclusive between the parties, their successors and assigns as to all matters contained therein if no objection is raised with respect hereto within thirty (30) days after receipt of such statement by Tenant. Tenant shall have the right to examine the Landlord's books and records at the offices of Landlord during ordinary business hours during the aforesaid thirty (30)day period for the purpose of verifying matters contained in the statement of Operating Expenses for the preceding year. Tenant shall make written request of Landlord prior to such inspection to e assured of the availability of the records. Any objections must be in writing and served personally or via Certified Mail, Return Receipt Requested. If Tenant does not make an examination of Landlord's books and records within the aforementioned thirty (30)day period, Tenant shall further be deemed to have irrevocably waived any and all rights to future examination. Any objection raised by Tenant shall be specific and all items and matters not specifically objected to shall be deemed accepted and final. In the event there arises any dispute as to the amounts stated in the aforesaid statement of Operating Expenses, such dispute shall be settled by arbitration pursuant to the rules of the American Arbitration Association. However, Tenant shall continue, without any offset, to pay all Rent and Additional Rent, including Tenant's Share of Landlord's Operating Costs as billed by Landlord until determination of the arbitration. In the event of a decision in favor of Tenant, Landlord shall credit any such amount due against future rents or _____________________________________________________________ with the Base Year for the purpose of determining if Tenant shall pay additional rent for such calendar year in accordance with this Article 28.

               (1)

               (2)

               (3) The term "The Percentage" shall mean two point one (2.1%) percent.

               (4) Cleaning: For the purpose of determining the expense allocable to cleaning during the Base Year and calendar year, the actual cost of cleaning during said years shall be disregarded and such cost determined as follows: The cost of cleaning during the Base Year shall be fixed at that amount determined by multiplying the number of square feet of rentable area in the Building by that fraction in which the numerator is the actual cost of cleaning

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
in said Base Year and the denominator is the number of square feet of occupied rentable area requiring cleaning in said Base Year. The cost of cleaning in each subsequent calendar year shall be fixed at that amount determined by that fraction in which the numerator is the actual cost of cleaning in said year and the denominator is the number of square feet of occupied rentable area cleaned in said year.

          28.03 The statements of the real estate taxes and increased zest's to be furnished by Landlord as provided, shall be prepared by Landlord. The statements thus furnished shall constitute a final determination as between Landlord and Tenant of the real estate taxes and increased cost for the periods represented thereby, unless Tenant within thirty (30)days after receipt of such statement, but not thereafter, by written notice delivered to Landlord within said thirty day period, questions the correctness of same. If such dispute is not settled by agreement between Landlord and Tenant within thirty days after said written notice has been served upon Landlord, the same shall be determined by arbitration by one Arbitrator selected by the American ii-bit-ration Association. The determination of same shall be final and binding on both Landlord and Tenant and the expenses involved in such determination shall be borne by the party against whom a decision is rendered.

          Landlord shall keep and make statements available to Tenant, for a period of thirty (30) days after statements are rendered as provided in this
Article 28, or if Tenant questions any item of real estate taxes or increase cost until the dispute is settled or determined as hereinabove set forth.

          28.04 Tenant's obligation to pay any and all additional rent under this Lease, and Landlord's and Tenant's obligation to make the aforesaid adjustments shall survive any expiration or termination of this Lease.

          28.05 In no event shall the annual fixed rent under this Lease exclusive of the additional rents under this Article be reduced except .s otherwise specifically provided in this Lease.

          28.06 Notwithstanding the foregoing, after the Base Year, if the real estate tax and operating expenses for any calendar year exceed he expenses for the immediately preceding calendar year, Tenant shall lay to Landlord monthly with each installment of rent, on account of the mount due and payable by Tenant pursuant to this Article, Tenant's share of the quotient obtained by dividing two point one (2.1%) percent of the -------------------------------,

          28.07

                                  ARTICLE 29 -
                                  ------------

          29.01 Premises are ready for occupancy, (b) the date when the Demised Premises are ready for occupancy less the total number of days delay, if any, by Tenant in complying with any of the provisions of Article 30 of this Lease, (c) the date when Tenant shall take possession and occupancy of the Demised Premises or any portion thereof.

          29.02 The Demised Premises shall be deemed ready for occupancy when the work to be done by Landlord, as provided in Article 30, shall have been substantially completed, and provided that in the Demised Premises and in the public areas (e.g., corridors, lavatories, etc.) upon the floor or floors in which the Demised Premises are located all facilities such as heating, air conditioning, elevator service in the bank or banks of elevators servicing the floors on which the Demised Premises are located are substantially in operation.

          29.03 Landlord shall, in accordance with Section 29.01, fix :he commencement date of the term of this Lease ("commencement date") and shall notify Tenant of the date so fixed. Unless Tenant, within ten (10) days thereafter, disputes same by notice to Landlord, Tenant shall be deemed to have agreed that the date so fixed is the commencement date, and the liability of Tenant for the payment of rent hereunder shall commence on such date. Should Tenant dispute that such date is the commencement date, the dispute shall be submitted to arbitration in accordance with Article 31 hereof, but pending the determination of the Arbitrators, the date fixed by Landlord as the commencement date and the liability of Tenant for the payment of rent hereunder shall commence on a rate subsequent to the date fixed by landlord as above set forth. Tenant shall be entitled to credit against the rent required to be paid

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
hereunder, as much of any monies previously paid by Tenant as rent hereunder adjusted to the date finally determined as the commencement date.

                ARTICLE 30 - LANDLORD'S WORK; TENANT'S DRAWINGS
                -----------------------------------------------

          30.01  Landlord  will,   prior  to  commencement  of  term  of  Lease,
substantially do the work required of it in the Demised Premises.

          30.02 Landlord's Work within the Demised Premises shall consist of the following:

               (a) Repair the existing kitchen counters;

               (b) Replace kitchen and bathroom tile with Building standard tile in Tenant's choice of color;

               (c) Provide and install Building standard cove base and new Building standard carpeting, carpeting 'to be in Tenant's choice of color;

               (d) Replace all existing lenses, light bulbs and fixtures with new (Building standard); and

               (e) Repair or replace broken or discolored ceiling tiles with new (Building standard).

                            ARTICLE 31 - ARBITRATION
                            ------------------------

          31.01  Arbitration  shall  be  pursuant  . to . the ten  Rules  of The
________

                         ARTICLE 32 - NAME OF BUILDING
                         -----------------------------

          32.01 The Building shall be known as Boulevard Plaza * Associates. Landlord at its sole discretion may change the name from time to time.

                    ARTICLE 33 - INVALIDITY OF ANY PROVISION
                    ----------------------------------------

          33.01 If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or to any person, firm or corporation shall be invalid or unenforceable to any extent the remaining terms, covenants, conditions and provisions of this Lease the application thereof to any circumstance or to any person, firm or corporation other than those as to which any term, covenant condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

                             ARTICLE 34 - CAPTIONS
                             ---------------------

          34.01 The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease not the intent of any provision thereof.

                             ARTICLE 35 - SECURITY
                             ---------------------

          35.01 Tenant has this day deposited with the Landlord the sum of Five Thousand Twenty-three Dollars and Fifty Cents ($5,023.50) as security for the full and faithful performance by the Tenant of all of the terms and conditions upon the Tenant's part to be performed, which said sum shall be returned to the Tenant without interest after the time fixed: the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of the terms, covenants and conditions on the Tenant part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return or said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new landlord. The security deposit under this

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
                                                                20

Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

                             ARTICLE 36 - LIGHTING
                             ---------------------

          36.01 Landlord's obligation with respect to lighting shall be limited to the installation of bulbs and lights at the commencement of :he Lease term.

                              ARTICLE 37 - PARKING
                              --------------------

          37.01 Landlord's obligation to keep the sidewalks and parking area free of snow and ice shall be strictly limited to reasonable activity considering the weather, the availability of men and equipment and other factors outside the control of the Landlord.

                                  ARTICLE 38 -
                                  ------------

               (a) That this Lease is unmodified and in full force and effect or, if there has been any modification, that the same is in ' full force and effect as modified and stating any such modification;

               (b) Whether or not there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants, or conditions of this Lease and any modification , thereof upon the part of Tenant to be performed or complied with, and if so, specifying the same; and

               (c) The dates to which the basic rent, percentage rent, and additional rent, and other charges hereunder, have been paid.

                      ARTICLE 39 - SUCCESSORS AND ASSIGNS
                      -----------------------------------

          39.01 The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributes, executors, administrators, successors and, except as otherwise provided in this Lease, their assigns.

                           ARTICLE 40 - LATE CHARGES
                           -------------------------

          40.01 If Tenant fails to pay any installment of fixed rent or additional rent by the fifth (5th) day of each month, Tenant shall be required to pay a late charge of eight (8) cents per month for each dollar unpaid. The late charge is intended to compensate Landlord for additional expenses incurred in processing such late payments and is not intended to prevent Landlord from exercising any other available remedies against Tenant.

                           ARTICLE 41 - HOLDING OVER
                           -------------------------

          In the event that Tenant shall for any reason remain in, possession of the Premises after the expiration of the Term, such possession shall at the option of the Landlord be on a month-to-month basis subject to the terms and conditions of this Lease except as to duration of term and except that the Basic Rent shall be twice that in effect at expiration of the Term. The foregoing is not intended to afford to Tenant the right to remain in possession of the Premises after expiration of the Term without Landlord's prior written consent.

                          ARTICLE 42 - SQUARE FOOTAGE
                          ---------------------------

          Tenant acknowledges that no representations have been made by the Owner as to the amount of square footage in the Demised Premises, irrespective of any reference in this Lease to square footage for any computation. The Tenant has inspected the Demised Premises and relies upon its own judgment in computing the square footage.

                              ARTICLE 43 - BROKERS
                              --------------------

          Each party represents to the other it knows of no broker other than GRUBB & ELLIS COMPANY who introduced the parties to this transaction. In the event of a claim by any broker or person for commissions arising out of a
misrepresentation   by  one  of   the   parties   hereto,

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                     ---------------------------------------
that party shall ______________hold the other harmless from that claim, such indemnity and _____________________________

     IN WITNESS WHEREOF, executed this Lease as of the day and year first above written.

WITNESS OR ATTEST:


                                /s/ Steven Albert
                                ___________________________________
                                BOULEVARD PLAZA ASSOCIATES, L.P.
                                BY STEVEN ALBERT, GENERAL PARTNER



                                /s/ James J. Strupp
                                ___________________________________
                                STRUPP INVESTMENTS, LLC d/b/a SUCCESS,
                                INC. By JAMES J. STRUPP, PRESIDENT
                                DATE:





                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

                                   EXHIBIT "B"

          1. The sidewalks, and public portions of the Building such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Demised Premises.

          2. No awnings or other projections shall be attached to the outside halls of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or doors of the Demised Premises, without the prior written consent of Landlord, unless installed by Landlord.

          3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs on doors shall be inscribed, painted or affixed for each tenant my Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to tenant.

          4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageway or other public place in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills.

          5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord,

          6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who or whose servants, employees, agents, visitors or licensees shall have caused same.

          7. No tenant shall in any ,way deface. any part of the Demised Premises or the Building of which they form a part. No tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

          8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises, and no cooking shall be done or

          9. No space in the Building shall be used for manufacturing, for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

          10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building, neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows or skylights or down passageways.

          11. No tenant, nor any of the tenant's servants, employees, agents, wiz or licensees, shall at any time bring or keep upon the Demised Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of Tenant's business offices.

          12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof unless a duplicate key is delivered to Landlord. Each tenant must, upon the termination of tenancy, restore to the Landlord all keys of stores, offices and to rooms, either

                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------
furnished to, or otherwise procured by, such tenant and in the event of the loss of any keys so furnished, such tenant pay to Landlord the cost thereof.

          13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves from the Building all freight which violates these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

          14. No tenant shall occupy or permit any portion of the premises demised to it to be occupied as an office for a public stenographer or typist or for the possession, storage, manufacture, or sale of liquor, ,narcotics, dope, tobacco in any form, or as a barber or manicure, shop or as a public employment bureau. No tenant shall engage or pay any employees on the Demised Premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said premises.

          15. No tenant shall purchase or contract waxing, rug shampooing, venetian blind washing, interior glass washing, furniture polishing, lamp servicing, cleaning of electric fixtures, removal of waste paper, rubbish and garbage, or towel service in the Demised Premises except from contractors, companies or persons approved by Landlord.

          16. Landlord shall have the right to prohibit any advertising by any in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from or discontinue such advertising.

          17. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

          18.

          19.

          20. There shall not be used in any space, or in the public halls of any building either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand\trucks, except those equipped with rubber tires and side guards.

          21. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by lowering and/or closing Venetian or vertical blinds or drapes when sun's rays fall directly on windows of Demised Premises.

          When the above rules conflict with any of the rights or privileges which Tenant may have been given pursuant to the provisions of the Articles of the Lease, such provisions shall govern.











                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------

                                   EXHIBIT "C"

                                CLEANING SERVICES


Five (5) nights per week; janitorial service to include:

      -     Emptying of all waste receptacles

      -     Emptying and cleaning of all ashtrays

      -     Sweeping or vacuuming all floors

      - Cleaning of windows (interior and exterior) periodically, weather permitting 20.




















                     COMMERCIAL USE ONLY - NO LIVING ALLOWED
                     ---------------------------------------